UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 28, 2024

Amerant Bancorp Inc.
(Exact name of registrant as specified in its charter)

Florida	001-38534	65-0032379
(State or other jurisdiction of incorporation	(Commission file number)	(IRS Employer Identification Number)

220 Alhambra Circle
Coral Gables, Florida	33134
(Address of principal executive offices)	(Zip Code)
(305) 460-8728 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of exchange on which registered
Class A Common Stock	AMTB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 28, 2024, Samantha Holroyd resigned from the Board of Directors of Amerant Bancorp Inc. (the “Company”) and the Board of Directors of the Company’s wholly owned banking subsidiary, Amerant Bank, N.A. (the “Bank”) (jointly the “Boards”) and from all committees thereof. Ms. Holroyd’s resignation did not result from any disagreement with management, the Company or the Boards on any matter relating to the Company’s operations, policies or practices. Ms. Holroyd, who resides in Texas, tendered her resignation as the Bank has entered into an agreement to sell its Houston, Texas operations and one of the key motivations supporting the search process that culminated in her appointment to the Boards was related to the Boards searching for new members who must live within the markets that the Company and the Bank serve.

Upon the recommendation of the Corporate Governance, Nominating and Sustainability Committee the Boards reduced the size of the Boards from ten to nine directors also effective on June 28, 2024.

Item 7.01. Regulation FD Disclosure.

On April 17, 2024, the Company hosted a conference call and furnished in a Current Report on Form 8-K filed on the same date a slide presentation (the “Slide Presentation”) relating to a Purchase and Assumption Agreement (the “Purchase Agreement”) entered into Amerant Bank, N.A. (the “Bank”), a wholly-owned subsidiary of the Company, and MidFirst Bank (“MidFirst”) pursuant to which MidFirst will purchase certain assets and assume certain liabilities of the banking operations and six branches in the Houston, Texas metropolitan statistical area (the “Transaction”).

The Slide Presentation included certain information related to the Transaction. The Company hereby provides the following updates related to the Transaction:

•Regulatory approval of the Transaction is expected in the third quarter of 2024 while conversion and closing of the Transaction is expected mid-fourth quarter of 2024.
•Balances for loans, deposits, right of use assets and lease liabilities and branches owned were transferred to held for sale in the second quarter of 2024.
•Non-routine items recorded in the second quarter of 2024 in connection with the Transaction include charges totaling approximately $5.5 million as follows: (i) $3.4 million in market value adjustments for two branches owned based on third party appraisals; (ii) $1.3 million in loan valuation allowance due to deferred loan costs; (iii) $0.5 million for legal and investment banking fees; and (iv) $0.3 million in intangible write-off. These charges were partially offset by a $4.4 million release in credit reserves after transferring the loans to held for sale.
•Management continues to estimate $13.0 million in premium after the Transaction closes, which is expected to be partially offset by an estimated additional $1.0 to $1.5 million in legal and investment banking fees.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” including statements with respect to Amerant Bancorp Inc.’s (the “Company”) objectives, expectations and intentions and other statements that are not historical facts. Forward-looking statements include statements regarding our expectations of our performance and financial condition, the provision for credit losses, deposit and loan growth expectations, the Company’s expected benefits of the Transaction, the expected regulatory approval of the Transaction and the Company’s ability to consummate the Transaction on terms acceptable to the Company, if at all. All statements other than statements of historical fact are statements that could be forward-looking statements. You can identify these forward-looking statements through our use of words such as “may,” “will,” “anticipate,” “assume,” “should,” “indicate,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “point to,” “project,” “could,” “intend,” “target,” “goals,” “outlooks,” “modeled,” “dedicated,” “create,” and other similar words and expressions of the future.

Forward-looking statements, including those relating to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the Company’s actual results, performance, achievements, or financial condition to be materially different from future results, performance, achievements, or financial condition expressed or implied by such forward-looking statements. You should not rely on any forward-looking statements as predictions of future events. You should not expect us to update any forward-looking statements, except as required by law. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, together with those risks and uncertainties described in “Risk factors” in our annual report on Form 10-K for the fiscal year ended December 31, 2023 filed on March 7, 2024 (the "Form 10-K"), and in our other filings with the U.S. Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2024	Amerant Bancorp Inc.

	By:	/s/ Julio V. Pena
Name: Julio V. Pena
Title: Senior Vice President, Securities Counsel and Corporate Secretary